                                                                 Exhibit 10.3.17

                                 AMENDMENT NO. 1
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                                     TO THE
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                             POWER PURCHASE CONTRACT
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                                     BETWEEN
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                       SOUTHERN CALIFORNIA EDISON COMPANY
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                                       AND
                                       ---

                                 MAMMOTH PACIFIC
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                          (CASA DIABLO GEOTHERMAL III)
                          ----------------------------

1.  PARTIES
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              The Parties to this Amendment No. 1 to the Power Purchase Contract are Mammoth Pacific, hereinafter referred to as "Mammoth Pacific", and Southern
California Edison Company, a California corporation, hereinafter referred to as
"Edison", individually "Party", collectively "Parties".

2.  RECITALS
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              2.1 On April 15, 1985, the Parties executed an agreement entitled
Power Purchase Contract between Mammoth Pacific and Southern California Edison
Company (referred to in this Amendment as the "Original Contract").

              2.2 The parties wish to amend the Original Contract to revise the date construction shall commence.

3.  AGREEMENT
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              In consideration of the terms and conditions contained in this
Amendment No. 1, the Parties agree as follows:

              3.1  Effective Date
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              This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

              3.2  Changes to Contract Provisions
                   ------------------------------

              The date Seller shall commence construction of the Generating
Facility, as specified on page 1a, Section 1.2.e, in the Original Contract, is hereby amended to be July 1987.

4.  OTHER CONTRACT TERMS AND CONDITIONS
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              Except as expressly amended herein, all terms and conditions of the Original Contract shall remain in force and effect.

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5.  DUPLICATE ORIGINALS
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              This Amendment No. 1 is executed in two originals. The signatories hereto represent that they have been appropriately authorized to enter into this
Amendment on behalf of the Party for whom they sign. This Amendment is hereby executed as of this 25th day of October, 1985.

ATTEST:                                       MAMMOTH PACIFIC

By:                                           By: /s/ Lee H. Freeman
    ------------------------------------         -------------------------------
                                                         LEE H. FREEMAN
                                                         Vice President
                                                 Pacific Lighting Energy Systems

ATTEST:                                       SOUTHERN CALIFORNIA EDISON COMPANY

By:                                           By:
    ------------------------------------         -------------------------------
                                                        Edward A. Myers, Jr.
                                                           Vice President

Approved as to form:
  John R. Bury
Vice President and General Counsel

By /s/ John R. Bury
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   Attorney
   10/25/1985

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